                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 17, 2001
                                                         ----------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Chapter)


         Michigan                      1-9804                  38-2766606
----------------------------        ------------        ------------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)



33 Bloomfield Hills Parkway, Suite 200,  Bloomfield Hills,  Michigan 48304
--------------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code            (248) 647-2750
                                                       -------------------------

         (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On October 17, 2001, Pulte Homes, Inc. issued a press release attached as Exhibit 99.1 hereto, announcing settlement with the Federal Deposit Insurance Corporation of two lawsuits related to the Company's 1988 purchase and ownership of five failed Texas thrifts by the Company's First Heights Bank subsidiary.

ITEM 7.           EXHIBITS

         Exhibit 99.1: Press Release dated October 17, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PULTE HOMES, INC.

Date:
October 17, 2001                       By:      /s/ John R. Stoller
                                                -------------------------------
                                                Name:   John R. Stoller
                                                Title:  Senior Vice President,
                                                        General Counsel and
                                                        Secretary

                                INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION

Exhibit 99.1                       Press Release dated October 17, 2001